Exhibit 99.2

FINANCIAL SUPPLEMENT
As of September 30, 2012
Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance

Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co
Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646 502 1076
email: kerry.calaiaro@aspen.co

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2011. Unless otherwise noted, all data is in U.S. dollars millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Annualized operating return on average equity is calculated using operating income, as defined above, and average equity calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 23 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 22.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2012	2011	Change	2012	2011	Change
Gross written premium	$558.4	$495.6	12.7%	$2,007.1	$1,749.1	14.8%
Net written premium	$507.1	$462.6	9.6%	$1,722.5	$1,497.9	15.0%
Net earned premium	$516.2	$486.9	6.0%	$1,525.0	$1,399.1	9.0%
Net income/(loss) after tax (1)	$115.1	$21.2	442.9%	$278.4	$(122.5)	NM
Operating income/(loss) after tax (1)	$106.5	$55.5	91.9%	$282.8	$(75.4)	NM
Net investment income	$48.6	$57.3	(15.2%)	$153.8	$171.4	(10.3%)
Underwriting income/(loss) (1)	$67.4	$15.3	340.5%	$163.7	$(229.1)	NM

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$1.50	$0.22	581.8%	$3.60	$(1.98)	NM
Operating income/(loss) adjusted for preference share dividend (1)	$1.37	$0.70	95.7%	$3.67	$(1.32)	NM
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$1.45	$0.21	590.5%	$3.47	$(1.98)	NM
Operating income/(loss) adjusted for preference share dividend (1)	$1.34	$0.68	97.1%	$3.53	$(1.32)	NM
Weighted average number of ordinary shares outstanding (in millions of shares)	71.129	70.699	0.6%	71.126	70.682	0.6%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.398	73.300	0.1%	73.703	70.682	4.3%
Book value per ordinary share (1)	$42.90	$39.41	8.9%	$42.90	$39.41	8.9%
Diluted book value per ordinary share (1)	$41.53	$38.07	9.1%	$41.53	$38.07	9.1%
Ordinary shares outstanding at September 30, 2012 and September 30, 2011 (in millions of shares)	71.012	70.595
Diluted ordinary shares outstanding at September 30, 2012 and September 30, 2011 (in millions of shares)	73.341	73.079

Underwriting Ratios
Loss ratio	49.4%	62.9%		52.5%	83.0%
Policy acquisition expense ratio	20.0%	19.2%		19.8%	18.7%
General, administrative and corporate expense ratio (1)	17.6%	14.8%		17.0%	14.7%
Expense ratio (1)	37.6%	34.0%		36.8%	33.4%
Combined ratio (1)	87.0%	96.9%		89.3%	116.4%

Return On Equity
Average equity (2)	$2,981.1	$2,770.1		$2,886.2	$2,771.6
Return on average equity
Net income/(loss) adjusted for preference share dividend (1)	3.6%	0.6%		8.9%	(5.0%)
Operating income/(loss) adjusted for preference share dividend (1)	3.3%	1.8%		9.0%	(3.3%)
Annualized return on average equity
Net income/(loss) (1)	14.4%	2.4%		11.9%	(6.7%)
Operating income/(loss) (1)	13.2%	7.2%		12.0%	(4.4%)

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Average equity excludes preference shares.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Quarterly

(in US$ millions except for percentages and per share amounts)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

UNDERWRITING REVENUES
Gross written premiums	$558.4	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3
Premiums ceded	(51.3)	(84.7)	(148.6)	(27.5)	(33.0)	(56.5)	(161.7)

Net written premiums	507.1	581.9	633.5	431.2	462.6	525.7	509.6
Change in unearned premiums	9.1	(68.5)	(138.1)	58.2	24.3	(65.9)	(57.2)

Net earned premiums	516.2	513.4	495.4	489.4	486.9	459.8	452.4

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	255.0	262.1	284.0	394.5	306.2	326.4	528.9
Policy acquisition expenses	103.1	102.0	96.1	85.5	93.4	86.7	81.4
General, administrative and corporate expenses (1)	90.7	83.5	84.8	79.3	72.0	70.7	62.5

Total underwriting expenses	448.8	447.6	464.9	559.3	471.6	483.8	672.8

Underwriting income/(loss) including corporate expenses	67.4	65.8	30.5	(69.9)	15.3	(24.0)	(220.4)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	48.6	52.8	52.4	54.2	57.3	58.6	55.5
Interest expense	(7.8)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)
Other income/(expense)	4.5	2.9	(0.3)	3.6	(9.1)	6.8	(8.1)

Total other operating revenue	45.3	48.0	44.4	50.1	40.5	57.7	39.7

OPERATING INCOME/(LOSS) BEFORE TAX	112.7	113.8	74.9	(19.8)	55.8	33.7	(180.7)

Net realized and unrealized exchange gains/(losses) (2)	7.7	(13.0)	3.7	2.3	0.3	(7.7)	2.9
Net realized and unrealized investment gains/(losses) (3)	2.7	(10.0)	5.5	6.0	(32.9)	(15.7)	8.5

INCOME/(LOSS) BEFORE TAX	123.1	90.8	84.1	(11.5)	23.2	10.3	(169.3)
Income tax (expense)/recovery	(8.0)	(6.2)	(5.4)	23.9	(2.0)	(1.2)	16.5

NET INCOME/(LOSS) AFTER TAX	115.1	84.6	78.7	12.4	21.2	9.1	(152.8)
Dividends paid on ordinary shares	(12.2)	(12.2)	(10.6)	(10.7)	(10.6)	(10.6)	(10.6)
Dividends paid on preference shares	(8.6)	(8.3)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Dividends paid to non-controlling interest	(0.1)	-	-	-	(0.1)	-	-
Proportion due to non-controlling interest	-	0.2	0.1	(0.1)	(0.1)	0.2	0.2

Retained income/(loss)	$94.2	$64.3	$62.5	$(4.1)	$4.7	$(7.0)	$(168.9)

Components of net income/(loss) after tax
Operating income/(loss)	$106.5	$105.8	$70.5	$5.0	$55.5	$30.8	$(161.7)
Net realized and unrealized exchange gains/(losses) after tax (2)	6.1	(10.9)	3.0	3.7	(0.8)	(4.8)	1.8
Net realized and unrealized investment gains/(losses) after tax (3)	2.5	(10.3)	5.2	3.7	(33.5)	(16.9)	7.1

NET INCOME/(LOSS) AFTER TAX	$115.1	$84.6	$78.7	$12.4	$21.2	$9.1	$(152.8)

Loss ratio	49.4%	51.1%	57.3%	80.6%	62.9%	71.0%	116.9%
Policy acquisition expense ratio	20.0%	19.9%	19.4%	17.5%	19.2%	18.9%	18.0%
General, administrative and corporate expense ratio (1)	17.6%	16.3%	17.1%	16.2%	14.8%	15.4%	13.8%
Expense ratio	37.6%	36.2%	36.5%	33.7%	34.0%	34.3%	31.8%
Combined ratio	87.0%	87.3%	93.8%	114.3%	96.9%	105.3%	148.7%
Basic earnings/(losses) per share (4)	$1.50	$1.07	$1.03	$0.09	$0.22	$0.05	$(2.25)
Diluted earnings(losses) per share (4)	$1.45	$1.03	$0.99	$0.09	$0.21	$0.05	$(2.25)

Annualized return on average equity
Net income/(loss)	14.4%	10.8%	10.4%	0.8%	2.4%	0.4%	(22.8%)
Operating income/(loss)	13.2%	13.6%	9.2%	-	7.2%	3.6%	(24.0%)

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(4) Adjusted for preference share dividend.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date

	Nine Months Ended September 30,
(in US$ millions except for percentages)	2012	2011	2010
UNDERWRITING REVENUES
Gross written premiums	$2,007.1	$1,749.1	$1,664.0
Premiums ceded	(284.6)	(251.2)	(168.1)

Net written premiums	1,722.5	1,497.9	1,495.9
Change in unearned premiums	(197.5)	(98.8)	(96.7)

Net earned premiums	1,525.0	1,399.1	1,399.2

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	801.1	1,161.5	941.3
Policy acquisition expenses	301.2	261.5	237.9
General, administrative and corporate expenses (1)	259.0	205.2	180.1

Total underwriting expenses	1,361.3	1,628.2	1,359.3

Underwriting income/(loss) including corporate expenses	163.7	(229.1)	39.9

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	153.8	171.4	175.0
Interest expense	(23.2)	(23.1)	(11.7)
Other income/(expense)	7.1	(10.4)	(1.2)

Total other operating revenue	137.7	137.9	162.1

OPERATING INCOME/(LOSS) BEFORE TAX	301.4	(91.2)	202.0
OTHER
Net realized and unrealized exchange (losses)/gains (2)	(1.6)	(4.5)	2.3
Net realized and unrealized investment (losses)/gains (3)	(1.8)	(40.1)	40.1

INCOME/(LOSS) BEFORE TAX	298.0	(135.8)	244.4
Income tax (expense)/recovery	(19.6)	13.3	(24.4)

NET INCOME/(LOSS) AFTER TAX	278.4	(122.5)	220.0
Dividends paid on ordinary shares	(35.0)	(31.8)	(35.0)
Dividends paid on preference shares	(22.6)	(17.1)	(17.1)
Dividends paid to non-controlling interest	(0.1)	(0.1)	-
Proportion due to non-controlling interest	0.3	0.3	-

Retained income/(loss)	$221.0	$(171.2)	$167.9

Components of net income after tax
Operating income/(loss)	$282.8	$(75.4)	$180.7
Net realized and unrealized exchange (losses)/gains after tax (2)	(1.8)	(3.8)	2.7
Net realized and unrealized investment (losses)/gains after tax (3)	(2.6)	(43.3)	36.6

NET INCOME/(LOSS) AFTER TAX	$278.4	$(122.5)	$220.0

Loss ratio	52.5%	83.0%	67.3%
Policy acquisition expense ratio	19.8%	18.7%	17.0%
General, administrative and corporate expense ratio (1)	17.0%	14.7%	12.9%
Expense ratio	36.8%	33.4%	29.9%
Combined ratio	89.3%	116.4%	97.2%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Balance Sheets

(in US$ millions except for per share amounts)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
ASSETS
Investments
Fixed income maturities	$5,983.1	$5,791.2	$5,842.1	$5,820.2	$5,992.8	$5,972.8	$5,896.1
Equity securities	197.1	187.4	188.1	179.5	163.8	178.1	173.5
Other investments	34.8	33.1	33.1	33.1	32.3	30.0	30.1
Short-term investments	505.3	503.6	433.8	302.3	295.9	202.8	187.6

Total investments	6,720.3	6,515.3	6,497.1	6,335.1	6,484.8	6,383.7	6,287.3
Cash and cash equivalents	1,374.2	1,309.0	1,173.3	1,239.1	1,038.8	1,074.1	1,116.9
Reinsurance recoverables
Unpaid losses	461.6	457.4	455.4	426.6	357.7	359.3	334.0
Ceded unearned premiums	151.3	190.8	175.3	87.8	129.9	146.2	167.4
Receivables
Underwriting premiums	993.4	1,063.3	1,061.2	894.4	957.2	1,054.3	940.0
Other	76.4	75.1	70.2	69.7	69.3	70.0	62.8
Funds withheld	79.5	91.0	86.9	90.7	65.1	81.9	86.3
Deferred policy acquisition costs (1)	232.0	233.2	215.3	184.5	192.2	191.0	178.2
Derivatives at fair value	5.8	3.3	0.9	1.3	5.8	5.7	7.4
Receivable for securities sold	14.6	9.5	2.0	1.1	0.5	21.2	10.6
Office properties and equipment	59.1	56.9	58.5	53.9	49.5	45.0	38.6
Income tax receivable	12.3	15.7	20.3	19.5	2.5	19.9	5.2
Other assets	38.1	39.3	31.1	36.8	31.2	30.2	29.4
Intangible assets	19.2	19.5	19.7	20.0	20.3	20.5	20.7

Total assets	$10,237.8	$10,079.3	$9,867.2	$9,460.5	$9,404.8	$9,503.0	$9,284.8

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,639.6	$4,556.4	$4,585.7	$4,525.2	$4,399.4	$4,391.7	$4,229.3
Unearned premiums	1,184.0	1,223.8	1,146.3	916.1	1,014.5	1,086.2	1,028.3

Total insurance reserves	5,823.6	5,780.2	5,732.0	5,441.3	5,413.9	5,477.9	5,257.6

Payables
Reinsurance premiums	71.1	109.5	192.2	155.8	135.2	181.6	226.9
Taxation	23.7	22.5	22.9	18.5	35.2	49.1	45.3
Accrued expenses and other payables	261.4	230.3	208.9	187.8	186.0	204.8	214.5
Liabilities under derivative contracts	4.7	2.7	1.3	2.1	-	-	3.5

Total payables	360.9	365.0	425.3	364.2	356.4	435.5	490.2

Long-term debt	499.1	499.0	499.0	499.0	498.9	498.9	498.8

Total liabilities	6,683.6	6,644.2	6,656.3	6,304.5	6,269.2	6,412.3	6,246.6

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	(0.1)	0.1	0.3	0.4	0.2	0.1	0.3
Preference shares	-	-	-	-	-	-	-
Additional paid-in capital	1,521.9	1,523.2	1,390.8	1,385.0	1,381.8	1,388.2	1,388.2
Retained earnings (1)	1,562.6	1,468.4	1,404.1	1,341.6	1,345.8	1,341.1	1,348.1
Accumulated other comprehensive income, net of taxes	469.7	443.3	415.6	428.9	407.7	361.2	301.5

Total shareholders’ equity	3,554.2	3,435.1	3,210.9	3,156.0	3,135.6	3,090.7	3,038.2

Total liabilities and shareholders’ equity	$10,237.8	$10,079.3	$9,867.2	$9,460.5	$9,404.8	$9,503.0	$9,284.8

Book value per ordinary share (1)	$42.90	$41.41	$39.96	$39.66	$39.41	$38.64	$37.96

Book value per diluted ordinary share (1)	$41.53	$40.01	$38.58	$38.21	$38.07	$37.24	$36.48

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
(in US$ except for number of shares)	September 30, 2012	September 30, 2011 (1)	September 30, 2012	September 30, 2011 (1)
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.50	$0.22	$3.60	$(1.98)
Operating income/(loss) adjusted for preference share dividend	$1.37	$0.70	$3.67	$(1.32)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.45	$0.21	$3.47	$(1.98)
Operating income/(loss) adjusted for preference share dividend	$1.34	$0.68	$3.53	$(1.32)

Weighted average number of ordinary shares outstanding (in millions) (2)	71.129	70.699	71.126	70.682
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions) (2)	73.398	73.300	73.703	70.682

Book value per ordinary share	$42.90	$39.41	$42.90	$39.41
Diluted book value per ordinary share	$41.53	$38.07	$41.53	$38.07

Ordinary shares outstanding at end of the period (in millions)	71.012	70.595	71.012	70.595
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	73.341	73.079	73.341	73.079

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) The basic and diluted number of ordinary shares for the nine months ended September 30, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Average shareholders' equity (1)	$3,494.7	$3,123.7	$3,335.8	$3,125.2
Average preference shares	(513.6)	(353.6)	(449.6)	(353.6)

Average equity	$2,981.1	$2,770.1	$2,886.2	$2,771.6

Return on average equity:
Net income/(loss) adjusted for preference share dividend	3.6%	0.6%	8.9%	(5.0%)
Operating income/(loss) adjusted for preference share dividend	3.3%	1.8%	9.0%	(3.3%)

Annualized return on average equity:
Net income/(loss)	14.4%	2.4%	11.9%	(6.7%)
Operating income/(loss)	13.2%	7.2%	12.0%	(4.4%)

Components of return on average equity:
Return on average equity from underwriting activity (2)	2.3%	0.6%	5.7%	(8.3%)
Return on average equity from investment and other activity (3)	1.2%	1.3%	4.0%	4.4%
Pre-tax operating income/(loss) return on average equity	3.5%	1.8%	9.7%	(3.9%)
Post-tax operating income/(loss) return on average equity (4)	3.3%	1.8%	9.0%	(3.3%)

See page 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Calculated by using underwriting income.

(3) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.

(4) Calculated by using operating income after-tax adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$259.5	$298.9	$558.4	$276.1	$219.5	$495.6
Net written premiums	256.9	250.2	507.1	270.5	192.1	462.6
Gross earned premiums	299.8	302.0	601.8	303.2	246.7	549.9
Net earned premiums	279.6	236.6	516.2	279.6	207.3	486.9
Losses and loss adjustment expenses	117.1	137.9	255.0	188.8	117.4	306.2
Policy acquisition expenses	55.7	47.4	103.1	51.8	41.6	93.4
General and administrative expenses (1)	33.6	42.8	76.4	26.7	34.9	61.6

Underwriting income	$ 73.2	$ 8.5	$ 81.7	$ 12.3	$13.4	$ 25.7

Net investment income			48.6			57.3
Net realized and unrealized investment gains/(losses) (2)			2.7			(32.9)
Corporate (expenses)			(14.3)			(10.4)
Other income/(expenses)			4.5			(9.1)
Interest (expense)			(7.8)			(7.7)
Net realized and unrealized foreign exchange gains (3)			7.7			0.3

Income before income taxes			$ 123.1			$ 23.2
Income tax (expense)			(8.0)			(2.0)

Net income			$ 115.1			$ 21.2

Ratios
Loss ratio	41.9%	58.3%	49.4%	67.5%	56.6%	62.9%
Policy acquisition expense ratio	19.9%	20.0%	20.0%	18.5%	20.1%	19.2%
General and administrative expense ratio (1,4)	12.0%	18.1%	17.6%	9.5%	16.8%	14.8%
Expense ratio	31.9%	38.1%	37.6%	28.0%	36.9%	34.0%
Combined ratio	73.8%	96.4%	87.0%	95.5%	93.5%	96.9%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$1,033.5	$973.6	$2,007.1	$1,001.2	$747.9	$1,749.1
Net written premiums	963.2	759.3	1,722.5	915.8	582.1	1,497.9
Gross earned premiums	890.8	848.8	1,739.6	878.7	704.8	1,583.5
Net earned premiums	832.6	692.4	1,525.0	819.6	579.5	1,399.1
Losses and loss adjustment expenses	386.4	414.7	801.1	805.2	356.3	1,161.5
Policy acquisition expenses	166.8	134.4	301.2	150.3	111.2	261.5
General and administrative expenses (1)	92.6	126.3	218.9	78.6	94.5	173.1

Underwriting income/(loss)	$186.8	$17.0	$203.8	$(214.5)	$17.5	$(197.0)

Net investment income			153.8			171.4
Net realized and unrealized investment (losses) (2)			(1.8)			(40.1)
Corporate (expenses)			(40.1)			(32.1)
Other income/(expenses)			7.1			(10.4)
Interest (expense)			(23.2)			(23.1)
Net realized and unrealized foreign exchange (losses) (3)			(1.6)			(4.5)

Income/(loss) before income tax			$298.0			$(135.8)
Income tax (expense)/recovery			(19.6)			13.3

Net income/(loss)			$278.4			$(122.5)

Ratios
Loss ratio	46.4%	59.9%	52.5%	98.2%	61.5%	83.0%
Policy acquisition expense ratio	20.0%	19.4%	19.8%	18.3%	19.2%	18.7%
General and administrative expense ratio (1,4)	11.1%	18.2%	17.0%	9.6%	16.3%	14.7%
Expense ratio	31.1%	37.6%	36.8%	27.9%	35.5%	33.4%
Combined ratio	77.5%	97.5%	89.3%	126.1%	97.0%	116.4%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED
Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Gross written premiums	$259.5	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1
Net written premiums	256.9	276.8	429.5	182.3	270.5	256.9	388.4
Gross earned premiums	299.8	300.8	290.2	311.9	303.2	290.7	284.8
Net earned premiums	279.6	282.0	271.0	288.7	279.6	268.0	272.0
Net losses and loss adjustment expenses	117.1	133.7	135.6	278.1	188.8	206.3	410.1
Policy acquisition expenses	55.7	59.3	51.8	47.4	51.8	49.1	49.4
General and administrative expenses (1)	33.6	30.0	29.0	33.2	26.7	26.9	25.0

Underwriting income/(loss)	$73.2	$59.0	$54.6	$(70.0)	$12.3	$(14.3)	$(212.5)

Ratios
Loss ratio	41.9%	47.4%	50.0%	96.3%	67.5%	77.0%	150.8%
Policy acquisition expense ratio	19.9%	21.0%	19.1%	16.4%	18.5%	18.3%	18.2%
General and administrative expense ratio (1)	12.0%	10.6%	10.7%	11.5%	9.5%	10.0%	9.2%
Expense ratio	31.9%	31.6%	29.8%	27.9%	28.0%	28.3%	27.4%
Combined ratio	73.8%	79.0%	79.8%	124.2%	95.5%	105.3%	178.2%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Gross written premiums	$298.9	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2
Net written premiums	250.2	305.1	204.0	248.9	192.1	268.8	121.2
Gross earned premiums	302.0	279.9	266.9	245.7	246.7	234.1	224.0
Net earned premiums	236.6	231.4	224.4	200.7	207.3	191.8	180.4
Net losses and loss adjustment expenses	137.9	128.4	148.4	116.4	117.4	120.1	118.8
Policy acquisition expenses	47.4	42.7	44.3	38.1	41.6	37.6	32.0
General and administrative expenses (1)	42.8	42.1	41.4	33.5	34.9	29.8	29.8

Underwriting income/(loss)	$8.5	$18.2	$(9.7)	$12.7	$13.4	$4.3	$(0.2)

Ratios
Loss ratio	58.3%	55.5%	66.1%	58.0%	56.6%	62.6%	65.9%
Policy acquisition expense ratio	20.0%	18.5%	19.7%	19.0%	20.1%	19.6%	17.7%
General and administrative expense ratio (1)	18.1%	18.2%	18.4%	16.7%	16.8%	15.5%	16.5%
Expense ratio	38.1%	36.7%	38.1%	35.7%	36.9%	35.1%	34.2%
Combined ratio	96.4%	92.2%	104.2%	93.7%	93.5%	97.7%	100.1%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Written and Earned Premiums by Segment and Line of Business

(in US$ millions)

Gross Written Premium	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Reinsurance
Property Catastrophe Reinsurance	$42.7	$91.9	$152.9	$9.4	$53.5	$93.0	$151.0
Other Property Reinsurance	92.6	81.0	78.5	64.8	78.6	70.9	64.8
Casualty Reinsurance	76.3	66.6	138.9	42.5	83.4	44.6	138.6
Specialty Reinsurance	47.9	60.3	103.9	69.6	60.6	79.5	82.7

Total Reinsurance	$259.5	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1

Insurance
Property Insurance	$76.5	$113.0	$73.6	$65.7	$42.5	$73.6	$38.6
Casualty Insurance	56.4	51.8	35.0	46.6	38.1	32.9	19.6
Marine, Energy and Transportation Insurance	102.2	133.7	149.6	107.6	70.5	130.3	123.8
Financial and Professional Lines Insurance	63.8	68.3	49.7	52.5	68.4	57.4	52.2

Total Insurance	$298.9	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2

Total Gross Written Premiums	$558.4	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$43.7	$76.0	$123.5	$9.2	$53.5	$69.6	$116.1
Other Property Reinsurance	89.2	76.8	64.8	61.0	73.8	63.5	53.3
Casualty Reinsurance	76.1	66.5	137.3	42.5	82.6	44.3	136.4
Specialty Reinsurance	47.9	57.5	103.9	69.6	60.6	79.5	82.6

Total Reinsurance	$256.9	$276.8	$429.5	$182.3	$270.5	$256.9	$388.4

Insurance
Property Insurance	$57.2	$101.8	$40.0	$58.7	$31.2	$65.2	$1.6
Casualty Insurance	42.0	40.9	26.4	34.7	31.2	24.9	10.5
Marine, Energy and Transportation Insurance	93.1	103.4	140.7	107.5	59.8	121.5	98.8
Financial and Professional Lines Insurance	57.9	59.0	(3.1)	48.0	69.9	57.2	10.3

Total Insurance	$250.2	$305.1	$204.0	$248.9	$192.1	$268.8	$121.2

Total Net Written Premiums	$507.1	$581.9	$633.5	$431.2	$462.6	$525.7	$509.6

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$62.3	$60.8	$62.9	$60.4	$52.1	$58.5	$71.6
Other Property Reinsurance	72.7	68.2	68.2	70.0	64.4	57.0	60.1
Casualty Reinsurance	82.3	88.1	66.9	75.7	95.3	75.7	82.4
Specialty Reinsurance	62.3	64.9	73.0	82.6	67.8	76.8	57.9

Total Reinsurance	$279.6	$282.0	$271.0	$288.7	$279.6	$268.0	$272.0

Insurance
Property Insurance	$49.8	$49.6	$42.4	$38.8	$28.0	$29.1	$28.2
Casualty Insurance	33.2	31.0	27.9	24.6	25.4	26.5	25.4
Marine, Energy and Transportation Insurance	108.2	110.9	102.6	100.4	96.6	99.2	93.3
Financial and Professional Lines Insurance	45.4	39.9	51.5	36.9	57.3	37.0	33.5

Total Insurance	$236.6	$231.4	$224.4	$200.7	$207.3	$191.8	$180.4

Total Net Earned Premiums	$516.2	$513.4	$495.4	$489.4	$486.9	$459.8	$452.4

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders’ Equity

	Nine Months Ended September 30,
(in US$ millions)	2012	2011
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	-	-

Non-controlling interest
Beginning of period	0.3	0.5
Dividends paid to non-controlling interest	(0.1)	(0.1)
Net (loss) for the period	(0.3)	(0.2)

End of period	(0.1)	0.2

Additional paid-in capital
Beginning of period	1,385.0	1,388.3
New shares issued	21.5	0.5
Ordinary shares repurchased	(51.9)	(8.1)
Preference shares issued	154.5	-
Share-based compensation	12.8	1.1

End of period	1,521.9	1,381.8

Retained earnings
Beginning of period (1)	1,341.6	1,517.0
Net income/(loss) for the period (1)	278.7	(122.3)
Dividends paid on ordinary and preference shares	(57.7)	(48.9)

End of period	1,562.6	1,345.8

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	124.2	113.4
Change for the period	(15.8)	0.3

End of period	108.4	113.7

Loss on derivatives:
Beginning of period	(0.7)	(1.0)
Reclassification to interest payable	0.3	0.2

End of period	(0.4)	(0.8)

Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	305.4	211.9
Change for the period	56.3	82.9

End of period	361.7	294.8

Total accumulated other comprehensive income	469.7	407.7

Total shareholders’ equity	$3,554.2	$3,135.6

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Comprehensive Income

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2012	2011	2012	2011
Net income/(loss) (1)	$ 115.1	$ 21.2	$278.4	$(122.5)

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized losses/(gains) included in net income	4.8	(5.2)	5.1	(13.6)
Change in net unrealized gains and losses on available for sale securities held	26.3	69.0	51.2	96.5
Loss on derivatives reclassified to interest expense	0.2	0.1	0.3	0.2
Change in foreign currency translation adjustment	(4.9)	(17.4)	(15.8)	0.3

Other comprehensive income	26.4	46.5	40.8	83.4

Comprehensive income/(loss)	$141.5	$67.7	$319.2	$(39.1)

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2012	2011	2012	2011
Net cash from operating activities	$185.6	$84.4	$345.2	$278.4
Net cash (used in) investing activities	(107.6)	(88.6)	(287.2)	(368.4)
Net cash (used in)/from financing activities	(26.5)	(22.7)	66.4	(56.5)
Effect of exchange rate movements on cash and cash equivalents	13.7	(8.4)	10.7	6.2

Increase in cash and cash equivalents	65.2	(35.3)	135.1	(140.3)
Cash at beginning of period	1,309.0	1,074.1	1,239.1	1,179.1

Cash at end of period	$1,374.2	$1,038.8	$1,374.2	$1,038.8

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Nine Months Ended September 30, 2012	For the Twelve Months Ended December 31, 2011

Provision for losses and loss adjustment expenses at the start of the period	$4,525.2	$3,820.5
Reinsurance recoverables	(426.6)	(279.9)

Net loss and loss adjustment expenses at the start of the period	4,098.6	3,540.6

Net loss and loss adjustment expenses disposed	(8.8)	(20.6)

Provision for losses and loss adjustment expenses for claims incurred
Current period	896.5	1,648.3
Prior period release	(95.4)	(92.3)

Total incurred	801.1	1,556.0

Losses and loss adjustment expenses payments for claims incurred	(756.9)	(982.2)

Foreign exchange losses	44.0	4.8

Net loss and loss adjustment expenses reserves at the end of the period	4,178.0	4,098.6
Reinsurance recoverables on unpaid losses at the end of the period	461.6	426.6

Gross loss and loss adjustment expenses reserves at the end of the period	$4,639.6	$4,525.2

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

(in US$ millions)	As At September 30, 2012			As At December 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,946.2	$(191.1)	$2,755.1	$2,953.5	$(183.5)	$2,770.0
Insurance	1,693.4	(270.5)	1,422.9	1,571.7	(243.1)	1,328.6

Total losses and loss adjustment expense reserves	$4,639.6	$(461.6)	$4,178.0	$4,525.2	$(426.6)	$4,098.6

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Releases

(in US$ millions)	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$22.0	-	$22.0	$10.1	$1.6	$11.7
Insurance	4.6	3.2	7.8	(6.1)	10.0	3.9

Release in reserves for prior years during the period	$26.6	$3.2	$29.8	$4.0	$11.6	$15.6

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$59.2	$5.0	$64.2	$56.1	$1.7	$57.8
Insurance	23.4	7.8	31.2	(21.6)	34.1	12.5

Release in reserves for prior years during the period	$82.6	$12.8	$95.4	$34.5	$35.8	$70.3

ASPEN INSURANCE HOLDINGS LIMITED

Worldwide Natural Catastrophe Exposures: Major Peril Zones

Based on shareholders’ equity of $3,554.2 million at September 30, 2012. The estimates reflect Aspen’s own view of the modelled maximum losses at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)

	Fair Market Value
Marketable Securities - Available For Sale	As At September 30, 2012	As At June 30, 2012	As At March 31, 2012	As At December 31, 2011	As At September 30, 2011

U.S. government securities	$1,068.6	$975.7	$897.8	$932.4	$889.4
U.S. agency securities	311.7	309.2	331.3	295.5	281.5
Municipal securities	39.9	39.9	38.7	35.6	36.5
Corporate securities	1,929.7	1,896.7	1,889.1	1,846.5	1,968.3
Foreign government securities	628.5	596.3	619.5	660.4	681.2
Asset-backed securities	63.8	62.0	63.4	61.0	59.0
FDIC Guaranteed	3.0	3.0	63.6	72.9	93.6
Bonds backed by foreign government	139.1	119.8	158.5	167.8	191.2
Mortgage-backed securities	1,363.5	1,384.8	1,382.7	1,353.7	1,408.0

Total fixed income maturities	5,547.8	5,387.4	5,444.6	5,425.8	5,608.7
Short-term investments	494.7	489.6	423.5	298.2	290.6
Equity securities	197.1	187.4	188.1	179.5	163.8

Total Available For Sale	$6,239.6	$6,064.4	$6,056.2	$5,903.5	$6,063.1

Marketable Securities - Trading
U.S. government securities	$38.8	$38.8	$37.4	$32.3	$18.0
U.S. agency securities	2.0	1.9	1.8	1.8	1.7
Municipal securities	2.9	2.9	2.9	2.9	2.9
Corporate securities	368.2	337.7	341.9	349.3	346.1
Foreign government securities	21.8	21.9	12.9	7.4	9.6
Mortgage-backed securities	0.3	-	-	-	-
Asset-backed securities	1.3	0.6	0.6	0.7	5.8

Total fixed income maturities	435.3	403.8	397.5	394.4	384.1
Short-term investments	10.6	14.0	10.3	4.1	5.3

Total Trading	$445.9	$417.8	$407.8	$398.5	$389.4

Other investments	$34.8	$33.1	$33.1	$33.1	$32.3

Cash	1,374.2	1,309.0	1,173.3	1,239.1	1,038.8
Accrued interest	49.7	48.8	48.7	49.6	53.6

Total Cash and Accrued Interest	$1,423.9	$1,357.8	$1,222.0	$1,288.7	$1,092.4

Total Cash and Investments	$8,144.2	$7,873.1	$7,719.1	$7,623.8	$7,577.2

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Net investment income from fixed income investments and cash	$46.9	$51.0	$51.0	$52.9	$55.6	$55.6	$55.3
Net investment income from equity securities	1.7	1.8	1.4	1.3	1.7	3.0	0.2

Net investment income	48.6	52.8	52.4	54.2	57.3	58.6	55.5
Net realized and unrealized investment gains excluding the interest-rate swaps	12.9	2.2	9.0	8.9	3.2	9.8	8.4
Net realized investment (losses)/gains from the interest-rate swaps	(8.1)	(11.3)	(3.5)	(2.9)	(36.1)	(25.5)	0.1
Other-than-temporary impairment charges	(2.1)	(0.9)	-	-	-	-	-

Net realized and unrealized investment gains/(losses)	2.7	(10.0)	5.5	6.0	(32.9)	(15.7)	8.5
Change in unrealized gains/(losses) on available for sale investments (gross of tax)	32.2	36.6	(11.7)	6.1	71.6	52.1	(33.6)

Total return on investments	$83.5	$79.4	$46.2	$66.3	$96.0	$95.0	$30.4

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact from interest rate swaps)	3.04%	3.19%	3.31%	3.37%	3.54%	3.64%	3.65%
Fixed income portfolio duration (excluding the impact from interest rate swaps)	2.8 years	2.9 years	3.0 years	2.9 years	3.1 years	3.1 years	3.2 years

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Net assets (1)	$3,554.2	$3,435.1	$3,210.9	$3,156.0	$3,135.6
Less: Preference shares	(508.1)	(508.1)	(353.6)	(353.6)	(353.6)

Total	$3,046.1	$2,927.0	$2,857.3	$2,802.4	$2,782.0

Ordinary shares outstanding (in millions)	71.012	70.687	71.496	70.656	70.595

Ordinary shares and dilutive potential ordinary shares (in millions)	73.341	73.161	74.064	73.339	73.079

Book value per ordinary share (1)	$42.90	$41.41	$39.96	$39.66	$39.41

Diluted book value per ordinary share (1)	$41.53	$40.01	$38.58	$38.21	$38.07

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income/(Loss) Reconciliation

Net income/(loss) is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
(in US$ millions except where stated)
Net income/(loss) as reported (1)	$115.1	$21.2	$278.4	($122.5)
Preference share dividends	(8.6)	(5.7)	(22.6)	(17.1)

Net income/(loss) available to ordinary shareholders	106.5	15.5	255.8	(139.6)
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(6.1)	0.8	1.8	3.8
Net realized (gains)/losses on investments	(2.5)	33.5	2.6	43.3

Operating income/(loss) after tax available to ordinary shareholders	97.9	49.8	260.2	(92.5)
Tax on operating income/(loss)	6.2	0.3	18.6	(15.8)

Operating income/(loss) before tax available to ordinary shareholders	$104.1	$50.1	$278.8	($108.3)

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.50	$0.22	$3.60	$(1.98)
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.09)	0.01	0.03	0.05
Net realized (gains)/losses on investments	(0.04)	0.47	0.04	0.61

Operating income/(loss) adjusted for preference shares dividend	$1.37	$0.70	$3.67	$(1.32)

Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.45	$0.21	$3.47	$(1.98)
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.08)	0.01	0.02	0.05
Net realized (gains)/losses on investments	(0.03)	0.46	0.04	0.61

Operating income/(losses) adjusted for preference shares dividend	$1.34	$0.68	$3.53	$(1.32)

(1) In 2011, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.